Exhibit 99.1
Elastic Reports Second Quarter Fiscal 2024 Financial Results

Q2 Revenue of $311 million, up 17% year-over-year (16% in constant currency)
Q2 Elastic Cloud Revenue of $135 million, up 31% year-over-year (30% in constant currency)

SAN FRANCISCO, Calif., Nov 30, 2023 -- Elastic (NYSE: ESTC) (“Elastic”), the company behind Elasticsearch®, announced financial results for its second quarter of fiscal 2024 ended October 31, 2023.

Second Quarter Fiscal 2024 Financial Highlights

•Total revenue was $311 million, an increase of 17% year-over-year, or 16% on a constant currency basis
•Elastic Cloud revenue was $135 million, an increase of 31% year-over-year, or 30% on a constant currency basis
•GAAP operating loss was $22 million; GAAP operating margin was -7%
•Non-GAAP operating income was $41 million; non-GAAP operating margin was 13%
•GAAP net loss per share was $0.25; non-GAAP diluted earnings per share was $0.37
•Operating cash flow was -$2 million with adjusted free cash flow of -$3 million
•Cash, cash equivalents, and marketable securities were $966 million as of October 31, 2023

“We exceeded our expectations across both revenue and non-GAAP operating margin,” said Ash Kulkarni, CEO, Elastic. “Our thoughtful investments and innovation in AI has continued to drive customer excitement and engagement with Elastic, and this was visible in our business in Q2. Generative AI is driving a resurgence of interest in search as customers use semantic search, vector search, and hybrid search to ground large language models with their private business context, and Elasticsearch Relevance Engine provides the most comprehensive and enterprise-ready platform for these use cases.”

Second Quarter Fiscal 2024 Key Metrics and Recent Business Highlights

Key Customer Metrics
•Total subscription customer count was approximately 20,700 compared to approximately 20,500 in Q1 FY24, and over 19,700 in Q2 FY23
•Total customer count with Annual Contract Value (ACV) greater than $100,000 was over 1,220 compared to over 1,190 in Q1 FY24, and over 1,050 in Q2 FY23
•Net Expansion Rate was approximately 110%

Product Innovations and Updates
•Announced general availability of the updated Elastic Learned Sparse EncodeR (ELSER), a retrieval model trained by Elastic that enables customers to retrieve more relevant search results using semantic search
•Introduced Elasticsearch Query Language (ES|QL), a new piped query language designed to enable site reliability engineers (SREs), developers and security professionals to perform data aggregation and analysis across a variety of data sources from a single query

•Launched Universal Profiling into general availability for Elastic Observability, adding a new signal while eliminating the need for code instrumentation, recompilation, on-host debug symbols, or service restarts
•Collaborated with LangChain to deliver a set of reference architectures to build production-ready generative AI applications
•Delivered several updates to vector database capabilities to expand our use cases and support dense vectors with up to 4K dimensions, higher than what embedding models require
•Delivered Cloud Security Posture Management for Google Cloud, so customers can use Elastic to secure their workloads on Google Cloud
•Provided out of the box integrations with Wiz and Palo Alto Prisma Cloud to make it easier to get a view of the entire threat landscape in the Elastic platform

Other Business Highlights
•Acquired Opster, the creators of AutoOps, a platform for monitoring, managing and troubleshooting Elasticsearch and OpenSearch
•Signed a new global Strategic Collaboration Agreement (SCA) with Amazon Web Services (AWS) to accelerate the integration of Amazon Bedrock into the Elastic AI Assistant
•Recognized as a Leader in the IDC MarketScape: Worldwide General-Purpose Knowledge Discovery Software 2023 Vendor Assessment (doc #US49988523, October 2023)
•Published the second annual Elastic Global Threat Report, which reveals several trends on the expansion and diversification of ransomware
•Elected Paul Auvil to the Elastic Board of Directors and as Audit Committee Chair. Mr. Auvil brings more than 35 years of finance, technology, and corporate leadership experience to Elastic

Financial Outlook

The Company is providing the following guidance:

For the third quarter of fiscal 2024 (ending January 31, 2024):

•Total revenue is expected to be between $319 million and $321 million, representing 17% year-over-year growth at the midpoint (16% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 11.5% and 12.0%
•Non-GAAP earnings per share is expected to be between $0.30 and $0.32, assuming between 103.0 million and 104.0 million diluted weighted average ordinary shares outstanding

For fiscal 2024 (ending April 30, 2024):

•Total revenue is expected to be between $1.247 billion and $1.253 billion, representing 17% year-over-year growth at the midpoint (16% year-over-year constant currency growth at the midpoint)
•Non-GAAP operating margin is expected to be between 10.25% and 10.75%
•Non-GAAP earnings per share is expected to be between $1.06 and $1.15, assuming between 102.0 million and 104.0 million diluted weighted average ordinary shares outstanding

The guidance assumes, among others, the following exchange rates: 1 Euro = 1.089 US Dollars; and 1 Great British Pound = 1.249 US Dollars.

See the section titled “Forward-Looking Statements” below for information on the factors that could cause our actual results to differ materially from those expressed or implied in our forward-looking statements. We present historical and forward-looking non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of these non-GAAP measures. A reconciliation of forward-looking non-GAAP measures to the corresponding GAAP measures for operating margin and net loss per share is not available without unreasonable effort due to the uncertainty regarding, and the potential variability of, many of the costs and expenses that may be incurred in the future. These items necessary to reconcile such non-GAAP measures could be material and have a significant impact on the Company’s results computed in accordance with GAAP.

Conference Call and Webcast

Elastic’s executive management team will host a conference call today at 2:00 p.m. PT/5:00 p.m. ET to discuss the Company’s financial results and business outlook. A live audio webcast of the conference call will be available through Elastic’s Investor Relations website at ir.elastic.co. A presentation containing financial and operating information will be available at the same website. The replay of the webcast will also be available on the investor relations website.

About Elastic

Elastic (NYSE: ESTC) is a leading platform for search-powered solutions. Elastic understands it’s the answers, not just the data. The Elasticsearch platform enables anyone to find the answers they need in real-time using all their data, at scale. Elastic delivers complete, cloud-based, AI-powered solutions for enterprise security, observability and search built on the Elasticsearch platform, the development platform used by thousands of companies, including more than 50% of the Fortune 500. Learn more at elastic.co.

Elastic and associated marks are trademarks or registered trademarks of Elastic N.V. and its subsidiaries. All other company and product names may be trademarks of their respective owners.

Forward-Looking Statements
This press release contains forward-looking statements that involve substantial risks and uncertainties, which include, but are not limited to, statements regarding our expected financial results for the fiscal quarter ending January 31, 2024, and the fiscal year ending April 30, 2024, the expected performance or benefits of our offerings, and expected market opportunities. Actual outcomes and results may differ materially from those contemplated by these forward-looking statements due to uncertainties, risks, and changes in circumstances, including but not limited to those related to: our future financial performance, including our expectations regarding our revenue, cost of revenue, gross profit or gross margin, operating expenses (which include changes in sales and marketing, research and development and general and administrative expenses), and our ability to achieve and maintain future profitability; our ability to continue to deliver and improve our offerings and develop new offerings (including innovations around AI use cases); customer acceptance and purchase of our new and existing offerings; the expansion and adoption of our Elastic Cloud offerings; our ability to realize value from investments in the business; our ability to maintain and expand our user and customer base; the impact of the evolving macroeconomic and geopolitical environments on our business, operations, hiring and financial results, and on businesses and spending priorities of our customers and partners; the impact of our pricing model strategies on our business; the impact of foreign currency exchange rate fluctuations and the uncertain inflation and interest rate environment on our results; our international expansion strategy; our operating results and cash flows; the sufficiency of our capital resources; our ability to successfully execute our go-to-market strategy, our forecasts regarding our business; and general market, political, economic and business conditions.

Any additional or unforeseen effect from the evolving macroeconomic and geopolitical environments may exacerbate these risks. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those expressed or implied in our forward-looking statements are included in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the fiscal year ended April 30, 2023 and subsequent reports filed with the SEC. SEC filings are available on the Investor Relations section of Elastic’s website at ir.elastic.co and the SEC’s website at www.sec.gov. Elastic assumes no obligation to, and does not currently intend to, update any such forward-looking statements, except as required by law.

Statement Regarding Use of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. GAAP, we believe the non-GAAP measures listed below are useful in evaluating our operating performance. We use these non-GAAP financial measures to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with U.S. GAAP. In addition, other companies, including companies in our industry, may calculate similarly-titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison. Investors are cautioned that there are a number of limitations associated with the use of non-GAAP financial measures and key metrics as analytical tools. Investors are encouraged to review the differences between GAAP financial measures and the corresponding non-GAAP financial measures, and not to rely on any single financial measure to evaluate our business.

Reconciliations of historical GAAP financial measures to their respective historical non-GAAP financial measures are included below. In relation to constant currency non-GAAP financial measures, the only reconciling item between GAAP financial measures and non-GAAP financial measures is the effect of foreign currency rate fluctuations. Further details on how we calculate such effects can be found in the definition of “Constant Currency” below.

Non-GAAP Gross Profit and Non-GAAP Gross Margin

We define non-GAAP gross profit and non-GAAP gross margin as GAAP gross profit and GAAP gross margin, respectively, excluding stock-based compensation expense and related employer taxes and amortization of acquired intangible assets. We believe non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Operating Income and Non-GAAP Operating Margin

We define non-GAAP operating income and non-GAAP operating margin as GAAP operating loss and GAAP operating margin, respectively, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, and restructuring and other related charges. We believe non-GAAP operating income and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as these metrics generally eliminate the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Non-GAAP Earnings Per Share
We define non-GAAP earnings per share as GAAP net loss per share, excluding stock-based compensation expense and related employer taxes, amortization of acquired intangible assets, acquisition-related expenses, restructuring and other related charges, and the tax effects related to the foregoing. We believe non-GAAP earnings per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this metric generally eliminates the effects of certain variables from period to period for reasons unrelated to overall operating performance.

Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin

Adjusted free cash flow is a non-GAAP financial measure that we define as net cash provided by (used in) operating activities adjusted for cash paid for interest less cash used for investing activities for purchases of property and equipment. Adjusted free cash flow margin is calculated as adjusted free cash flow divided by total revenue. Adjusted free cash flow does not represent residual cash flow available for discretionary expenditures since, among other things, we have mandatory debt service requirements.

Constant Currency

We compare the percent change in certain results from one period to another period using constant currency information to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. In presenting this information, current and comparative prior period results are converted into United States dollars at the exchange rates in effect on the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

Contact Information

Anthony Luscri
Elastic Investor Relations
ir@elastic.co

Madge Miller
Elastic Corporate Communications
PR-Team@elastic.co

Elastic N.V.
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2023	2022	2023	2022
Revenue
Subscription	$287,743	$241,211	$557,990	$473,025
Services	22,869	23,190	46,375	41,457
Total revenue	310,612	264,401	604,365	514,482
Cost of revenue
Subscription	59,996	55,101	117,262	108,652
Services	20,093	19,656	40,304	39,084
Total cost of revenue	80,089	74,757	157,566	147,736
Gross profit	230,523	189,644	446,799	366,746
Operating expenses
Research and development	80,108	75,568	160,798	154,217
Sales and marketing	133,230	128,179	266,399	253,185
General and administrative	38,695	34,925	76,634	69,013
Restructuring and other related charges	29	—	754	—
Total operating expenses	252,062	238,672	504,585	476,415
Operating loss	(21,539)	(49,028)	(57,786)	(109,669)
Other income, net
Interest expense	(6,349)	(6,209)	(12,655)	(12,610)
Other income, net	8,239	14,975	15,539	15,314
Loss before income taxes	(19,649)	(40,262)	(54,902)	(106,965)
Provision for income taxes	5,147	7,043	18,402	9,891
Net loss	$(24,796)	$(47,305)	$(73,304)	$(116,856)
Net loss per share attributable to ordinary shareholders, basic and diluted	$(0.25)	$(0.50)	$(0.74)	$(1.23)
Weighted-average shares used to compute net loss per share attributable to ordinary shareholders, basic and diluted	99,073,401	95,307,146	98,507,725	94,964,423

Elastic N.V.
Condensed Consolidated Balance Sheets
(in thousands, except share and per share data)
(unaudited)

	As of October 31, 2023	As of April 30, 2023
Assets
Current assets:
Cash and cash equivalents	$589,685	$644,167
Restricted cash	2,807	2,473
Marketable securities	376,674	271,041
Accounts receivable, net of allowance for credit losses of $3,569 and $3,409 as of October 31, 2023 and April 30, 2023, respectively	232,250	260,919
Deferred contract acquisition costs	62,733	55,813
Prepaid expenses and other current assets	37,620	39,867
Total current assets	1,301,769	1,274,280
Property and equipment, net	4,996	5,092
Goodwill	303,494	303,642
Operating lease right-of-use assets	18,236	19,997
Intangible assets, net	21,008	29,104
Deferred contract acquisition costs, non-current	95,627	95,879
Deferred tax assets	6,824	7,412
Other assets	5,892	8,076
Total assets	$1,757,846	$1,743,482
Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$35,382	$35,151
Accrued expenses and other liabilities	63,873	63,532
Accrued compensation and benefits	65,407	76,483
Operating lease liabilities	11,588	12,749
Deferred revenue	510,981	528,704
Total current liabilities	687,231	716,619
Deferred revenue, non-current	25,096	34,248
Long-term debt, net	568,072	567,543
Operating lease liabilities, non-current	12,160	13,942
Other liabilities, non-current	10,151	12,233
Total liabilities	1,302,710	1,344,585
Shareholders’ equity:
Preference shares, €0.01 par value; 165,000,000 shares authorized, 0 shares issued and outstanding as of October 31, 2023 and April 30, 2023	—	—
Ordinary shares, par value €0.01 per share: 165,000,000 shares authorized; 99,599,262 shares issued and outstanding as of October 31, 2023 and 97,366,947 shares issued and outstanding as of April 30, 2023	1,048	1,024
Treasury stock	(369)	(369)
Additional paid-in capital	1,604,896	1,471,584
Accumulated other comprehensive loss	(23,808)	(20,015)
Accumulated deficit	(1,126,631)	(1,053,327)
Total shareholders’ equity	455,136	398,897
Total liabilities and shareholders’ equity	$1,757,846	$1,743,482

Elastic N.V.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2023	2022	2023	2022
Cash flows from operating activities
Net loss	$(24,796)	$(47,305)	$(73,304)	$(116,856)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	4,728	5,216	9,781	10,430
Amortization of discounts or premiums on marketable securities	(1,178)	—	(3,646)	—
Amortization of deferred contract acquisition costs	18,380	18,230	35,952	35,674
Amortization of debt issuance costs	266	254	529	506
Non-cash operating lease cost	2,618	2,644	5,270	5,649
Stock-based compensation expense	56,455	47,287	113,582	94,170
Deferred income taxes	35	(747)	427	(80)
Foreign currency transaction (gain) loss	(778)	(1,731)	422	48
Other	16	45	(18)	67
Changes in operating assets and liabilities:
Accounts receivable, net	(48,899)	(20,798)	26,972	25,193
Deferred contract acquisition costs	(22,276)	(23,893)	(43,421)	(43,569)
Prepaid expenses and other current assets	(2,753)	3,180	2,143	7,909
Other assets	876	2,695	1,556	4,809
Accounts payable	19,351	2,447	118	12,320
Accrued expenses and other liabilities	(982)	15,096	(1,393)	(1,645)
Accrued compensation and benefits	(6,888)	5,574	(10,773)	(5,947)
Operating lease liabilities	(3,094)	(2,369)	(6,194)	(5,573)
Deferred revenue	6,532	4,817	(22,578)	(22,168)
Net cash provided by (used in) operating activities	(2,387)	10,642	35,425	937
Cash flows from investing activities
Purchases of property and equipment	(896)	(343)	(1,528)	(822)
Purchases of marketable securities	(94,722)	—	(178,301)	—
Maturities of marketable securities	46,176	—	75,292	—
Net cash used in investing activities	(49,442)	(343)	(104,537)	(822)
Cash flows from financing activities
Proceeds from issuance of ordinary shares under employee stock purchase plan	9,111	—	9,111	—
Proceeds from issuance of ordinary shares upon exercise of stock options	6,800	4,327	10,643	7,724
Net cash provided by financing activities	15,911	4,327	19,754	7,724
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(4,832)	(7,152)	(4,790)	(12,854)
Net decrease in cash, cash equivalents, and restricted cash	(40,750)	7,474	(54,148)	(5,015)
Cash, cash equivalents, and restricted cash, beginning of period	633,242	851,148	646,640	863,637
Cash, cash equivalents, and restricted cash, end of period	$592,492	$858,622	$592,492	$858,622

Elastic N.V.
Revenue by Type
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,				Six Months Ended October 31,
	2023		2022		2023		2022
	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue	Amount	% of Total Revenue
Elastic Cloud	$134,989	43%	$103,237	39%	$256,161	42%	$200,966	39%
Other subscription	152,754	50%	137,974	52%	301,829	50%	272,059	53%
Total subscription	287,743	93%	241,211	91%	557,990	92%	473,025	92%
Services	22,869	7%	23,190	9%	46,375	8%	41,457	8%
Total revenue	$310,612	100%	$264,401	100%	$604,365	100%	$514,482	100%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Supplementary Information
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes	% Change Quarter Over Quarter	% Change Quarter Over Quarter Excluding Currency Changes
Revenue
Elastic Cloud	$134,989	31%	30%	11%	11%
Other subscription	$152,754	11%	9%	2%	3%
Total subscription	$287,743	19%	18%	6%	7%
Total revenue	$310,612	17%	16%	6%	6%
Total deferred revenue	$536,077	24%	22%	—%	1%
Total remaining performance obligations	$1,117,496	24%	21%	—%	1%

	Six Months Ended October 31, 2023	% Change Year Over Year	% Change Year Over Year Excluding Currency Changes
Revenue
Elastic Cloud	$256,161	27%	27%
Other subscription	$301,829	11%	10%
Total subscription	$557,990	18%	17%
Total revenue	$604,365	17%	17%

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
Adjusted Free Cash Flow
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2023	2022	2023	2022
Net cash provided by (used in) operating activities	$(2,387)	$10,642	$35,425	$937
Less: Purchases of property and equipment	(896)	(343)	(1,528)	(822)
Add: Interest paid on long-term debt	—	—	11,859	11,859
Adjusted free cash flow (1)	$(3,283)	$10,299	$45,756	$11,974
Net cash used in investing activities	$(49,442)	$(343)	$(104,537)	$(822)
Net cash provided by financing activities	$15,911	$4,327	$19,754	$7,724
Net cash provided by (used in) operating activities (as a percentage of total revenue)	(1)%	4%	6%	—%
Less: Purchases of property and equipment (as a percentage of total revenue)	—%	—%	—%	—%
Add: Interest paid on long-term debt (as a percentage of total revenue)	—%	—%	2%	2%
Adjusted free cash flow margin	(1)%	4%	8%	2%
(1) Adjusted free cash flow includes less than $0.1 million and $0.8 million of cash paid for restructuring and other charges during the three and six months ended October 31, 2023.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands, except percentages, share and per share data)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2023	2022	2023	2022
Gross Profit Reconciliation:
GAAP gross profit	$230,523	$189,644	$446,799	$366,746
Stock-based compensation expense and related employer taxes	5,187	4,425	10,581	9,177
Amortization of acquired intangibles	2,977	2,961	5,953	5,925
Non-GAAP gross profit	$238,687	$197,030	$463,333	$381,848
Gross Margin Reconciliation(1):
GAAP gross margin	74.2%	71.7%	73.9%	71.3%
Stock-based compensation expense and related employer taxes	1.7%	1.6%	1.8%	1.8%
Amortization of acquired intangibles	1.0%	1.1%	1.0%	1.2%
Non-GAAP gross margin	76.8%	74.5%	76.7%	74.2%
Operating Income Reconciliation:
GAAP operating loss	$(21,539)	$(49,028)	$(57,786)	$(109,669)
Stock-based compensation expense and related employer taxes	58,103	48,087	117,717	97,352
Amortization of acquired intangibles	3,888	4,193	8,096	8,388
Acquisition-related expenses	778	1,684	1,558	4,201
Restructuring and other related charges	29	—	754	—
Non-GAAP operating income	$41,259	$4,936	$70,339	$272
Operating Margin Reconciliation(1):
GAAP operating margin	(6.9)%	(18.5)%	(9.6)%	(21.3)%
Stock-based compensation expense and related employer taxes	18.7%	18.2%	19.5%	18.9%
Amortization of acquired intangibles	1.3%	1.6%	1.3%	1.6%
Acquisition-related expenses	0.3%	0.6%	0.3%	0.8%
Restructuring and other related charges	—%	—%	—%	—%
Non-GAAP operating margin	13.3%	1.9%	11.6%	0.1%
Net Income (Loss) Reconciliation:
GAAP net loss	$(24,796)	$(47,305)	$(73,304)	$(116,856)
Stock-based compensation expense and related employer taxes	58,103	48,087	117,717	97,352
Amortization of acquired intangibles	3,888	4,193	8,096	8,388
Acquisition-related expenses	778	1,684	1,558	4,201
Restructuring and other related charges	29	—	754	—
Litigation settlement	—	(10,150)	—	(10,150)
Income tax(2)	183	3,676	8,768	3,528
Non-GAAP net income (loss)	$38,185	$185	$63,589	$(13,537)
Non-GAAP earnings (loss) per share attributable to ordinary shareholders, basic(1)	$0.39	$—	$0.65	$(0.14)
Non-GAAP earnings (loss) per share attributable to ordinary shareholders, diluted(1)	$0.37	$—	$0.62	$(0.14)
Weighted-average shares used to compute earnings (loss) per share attributable to ordinary shareholders, basic	99,073,401	95,307,146	98,507,725	94,964,423
Weighted-average shares used to compute earnings (loss) per share attributable to ordinary shareholders, diluted	102,493,070	98,764,660	102,066,719	94,964,423
(1) Totals may not sum, due to rounding. Gross margin, operating margin, and earnings (loss) per share are calculated based upon the respective underlying, non-rounded data.

(2) Non-GAAP financial information for the quarter is adjusted for a tax rate equal to our annual estimated tax rate on non-GAAP income. This rate is based on our estimated annual GAAP income tax rate forecast, adjusted to account for items excluded from GAAP income in calculating the non-GAAP financial measures presented above as well as other significant tax adjustments. Our estimated tax rate on non-GAAP income is determined annually and may be adjusted during the year to take into account events or trends that we believe materially impact the estimated annual rate including, but not limited to, significant changes resulting from tax legislation, material changes in the geographic mix of revenue and expenses and other significant events. Due to the differences in the tax treatment of items excluded from non-GAAP earnings, as well as the methodology applied to our estimated annual tax rates as described above, our estimated tax rate on non-GAAP income may differ from our GAAP tax rate and from our actual tax liabilities.

Elastic N.V.
Reconciliation of GAAP to Non-GAAP Data
(in thousands)
(unaudited)

	Three Months Ended October 31,		Six Months Ended October 31,
	2023	2022	2023	2022
Cost of revenue reconciliation:
GAAP subscription	$59,996	$55,101	$117,262	$108,652
Stock-based compensation expense and related employer taxes	(2,208)	(2,059)	(4,589)	(4,442)
Amortization of acquired intangibles	(2,977)	(2,961)	(5,953)	(5,925)
Non-GAAP subscription	$54,811	$50,081	$106,720	$98,285
GAAP services	$20,093	$19,656	$40,304	$39,084
Stock-based compensation expense and related employer taxes	(2,979)	(2,366)	(5,992)	(4,735)
Non-GAAP services	$17,114	$17,290	$34,312	$34,349
Operating expenses reconciliation:
GAAP research and development expense	$80,108	$75,568	$160,798	$154,217
Stock-based compensation expense and related employer taxes	(22,562)	(19,086)	(45,967)	(38,758)
Acquisition-related expenses	(395)	(1,684)	(1,175)	(4,164)
Non-GAAP research and development expense	$57,151	$54,798	$113,656	$111,295
GAAP sales and marketing expense	$133,230	$128,179	$266,399	$253,185
Stock-based compensation expense and related employer taxes	(18,730)	(16,279)	(38,399)	(32,701)
Amortization of acquired intangibles	(911)	(1,232)	(2,143)	(2,463)
Non-GAAP sales and marketing expenses	$113,589	$110,668	$225,857	$218,021
GAAP general and administrative expense	$38,695	$34,925	$76,634	$69,013
Stock-based compensation expense and related employer taxes	(11,624)	(8,297)	(22,770)	(16,716)
Acquisition-related expenses	(383)	—	(383)	(37)
Non-GAAP general and administrative expense	$26,688	$26,628	$53,481	$52,260